UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2014

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	001-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of principal executive offices)	(Zip Code)

(732) 938-1480

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 6, 2014, the Registrant issued a press release reporting financial results for the first fiscal quarter ended December 31, 2013 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Presentation of Financial Results

The Registrant will host a conference call and live internet webcast to discuss its financial results on February 6, 2014, at 10:00 a.m. ET. A copy of the presentation that will be used during the webcast is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Carroll Area Wind Farm

On February 5, 2014, NJR Clean Energy Ventures (“NJRCEV”), a subsidiary of New Jersey Resources Corporation (“NJR”), announced the agreement to acquire an onshore wind project in Carroll County, Iowa in a press release attached hereto as Exhibit 99.3 and incorporated by reference herein.

On February 5, 2014, NJR also published an Investor Fact Sheet entitled “NJR Clean Energy Ventures Invests in its Second Onshore Wind Farm Project” attached hereto as Exhibit 99.4 and incorporated by reference herein.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired:	Not applicable.

(b)	Pro forma financial information:	Not applicable.

(c)	Exhibits:

Exhibit Number	Description

99.1	Press Release dated February 6, 2014

99.2	Presentation dated February 6, 2014

99.3	Press Release dated February 5, 2014

99.4	Investor Fact Sheet dated February 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: February 6, 2014

	By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 6, 2014

99.2	Presentation dated February 6, 2014

99.3	Press Release date February 5, 2014

99.4	Investor Fact Sheet dated February 6, 2014